UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 11, 2022 (October 6, 2022)

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	333-258176	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 831-6704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2022, FirstSun Capital Bancorp (the “Company”) announced the expansion of the Executive Leadership Team of Sunflower Bank, N.A., the Company’s wholly owned bank subsidiary (“Sunflower Bank”).

The following changes to the Executive Leadership Team of Sunflower Bank will become effective on October 10, 2022:
•Chief Financial Officer, Rob Cafera will continue in his current role with expanded responsibilities for the Residential Mortgage and Treasury Management lines of business.
•Chief Administrative Officer, Laura Frazier will continue in her current role with the addition of focused responsibilities for the development, planning and directing of our customer experiences, our culture and people strategies of the entire organization.

•Chief Credit Officer, Jennifer Norris will continue in her current role with added oversight of the Banking Operations and Enterprise Risk Management groups.

For additional biographical information regarding each of these executive officers, please see their respective biographies which are set forth in “Part III, Item 10. Directors, Executive Officers and Corporate Governance – Biographical Information for Executive Officers” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2022.

Item 7.01 Regulation FD Disclosure.

On October 6, 2022, the Company issued a press release regarding the expansion of the Executive Leadership Team of Sunflower Bank, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: October 11, 2022	By:	/s/ Robert A. Cafera, Jr.
	Name:	Robert A. Cafera, Jr.
	Title:	Principal Financial Officer